UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 23, 2023

BK Technologies Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32644	83-4064262
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 984-1414

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.60 per share	BKTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The Board of Directors of BK Technologies Corporation, a Nevada corporation (the “Company”), has approved a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, par value $0.60 per share (the “Common Stock”), at a ratio of one (1)-for-five (5) (the “Reverse Stock Split”).

Reasons for the Reverse Stock Split

The Reverse Stock Split is being effected because the Company believes the anticipated increase in the market price of the Common Stock resulting from the Reverse Stock Split will benefit the Company and its stockholders. The Company cannot provide assurance that such increase will occur or that, if such increase does occur, that it will be sustained.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number.

The Reverse Stock Split will become effective on April 21, 2023 (the “Effective Date”), at 5:00 p.m., Eastern Time. The Common Stock should begin trading on a split-adjusted basis at the commencement of trading on April 24, 2023, under the Company’s existing trading symbol, “BKTI.” The Company’s Common Stock has been assigned a new CUSIP number, 05587G 203, in connection with the Reverse Stock Split.

Split Adjustment; Treatment of Fractional Shares.

On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be exchanged for the number of shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split, divided by (ii) five, with such resulting number of shares rounded up to the nearest whole share. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split. Also on the Effective Date, all equity awards outstanding immediately prior to the Reverse Stock Split will be adjusted to reflect the Reverse Stock Split.

Certificated and Non-Certificated Shares.

Stockholders who hold their shares in direct registration book-entry form with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), or in electronic form at brokerage firms, do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their accounts. Stockholders holding paper certificates will be contacted by AST, which is also acting as the exchange agent for the Reverse Stock Split, regarding the return of outstanding stock certificates to the Company.

Nevada State Filing.

The Reverse Stock Split will be effected pursuant to the Company’s filing of a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada. The Certificate will become effective at 5:00 p.m. on the Effective Date.

No Stockholder Approval Required.

The Reverse Stock Split was approved by the Board of Directors of the Company and given effect pursuant to and in accordance with Nevada law and, as such, no stockholder approval of the Reverse Stock Split is required.

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Capitalization.

As of March 23, 2023, the Company was authorized to issue 50,000,000 shares of Common Stock, and there were 16,998,187 shares of Common Stock issued and outstanding. In addition, the Company was authorized to issue 1,000,000 shares of preferred stock, and there were no shares of preferred stock issued and outstanding. Immediately following the effectiveness of the Reverse Stock Split, the Company will be authorized to issue 10,000,000 shares of Common Stock, and there will be approximately 3.4 million shares of Common Stock issued and outstanding (subject to adjustment due to the treatment of fractional shares). There will be no shares of preferred stock issued and outstanding. The Reverse Stock Split will have no effect on the par value of the Common Stock or the par value or authorized number of the preferred stock.

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock will be unaffected by the Reverse Stock Split.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

On March 23, 2023, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains certain forward-looking statements that are made pursuant to the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the Company’s operations, economic performance and financial condition and the anticipated effect of the Company’s Reverse Stock Split and are based largely on the Company’s beliefs and expectations. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors and risks include, among others, the following: the Company’s ability to successfully effect the Reverse Stock Split or realize the anticipated benefits of the Reverse Stock Split; changes or advances in technology; the success of our land mobile radio product line; successful introduction of new products and technologies, including our ability to successfully develop and sell our anticipated new multiband product and other related products in the planned BKR Series; competition in the land mobile radio industry; general economic and business conditions, including federal, state and local government budget deficits and spending limitations and any impact from a prolonged shutdown of the U.S. Government; the availability, terms and deployment of capital; reliance on contract manufacturers and suppliers; risks associated with fixed-price contacts; heavy reliance on sales to agencies of the U.S. Government and our ability to comply with the requirements of contracts, laws and regulations related to such sales; allocations by government agencies among multiple approved suppliers under existing agreements; our ability to comply with U.S. tax laws and utilize deferred tax assets; our ability to attract and retain executive officers, skilled workers and key personnel; our ability to manage our growth; our ability to identify potential candidates for, and consummate, acquisition, disposition or investment transactions, and risks incumbent to being a noncontrolling interest stockholder in a corporation; impact of our capital allocation strategy; risks related to maintaining our brand and reputation; impact of government regulation; rising health care costs; our business with manufacturers located in other countries, including changes in the U.S. Government and foreign governments' trade and tariff policies; our inventory and debt levels; protection of our intellectual property rights; fluctuation in our operating results and stock price; acts of war or terrorism, natural disasters and other catastrophic events; any infringement claims; data security breaches, cyber-attacks and other factors impacting our technology systems; availability of adequate insurance coverage; maintenance of our NYSE American listing; risks related to being a holding company; and the effect on our stock price and ability to raise equity capital of future sales of shares of our common stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These forward-looking statements are made as of the date of this Form 8-K, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Change Pursuant to Nevada Revised Statutes Section 78.209.

99.1	Press Release dated March 23, 2023.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BK TECHNOLOGIES CORPORATION

	By:	/s/ Scott A. Malmanger
Scott A. Malmanger
Chief Financial Officer

Date: March 28, 2023

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